Exhibit 99.2
Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
(in thousands, except share data)

	(1)	(2)
	December 31,	December 31,
	2010	2009
ASSETS
Cash and due from banks	$12,758	$18,613
Interest bearing deposits with banks	218	82
Federal funds sold	12,300	1,200

Cash and cash equivalents	25,276	19,895
Interest bearing time deposits with banks	1,345	1,420
Securities available for sale	79,923	77,356
Restricted investment in Federal Home Loan Bank (FHLB) stock	2,088	2,197
Investment in unconsolidated subsidiary	3,550	3,338

Total loans, net of unearned interest	298,102	311,630
Less: Allowance for loan losses	(2,824)	(2,719)

Total loans, net of allowance for loan losses	295,278	308,911
Premises and equipment, net	7,067	6,878
Other real estate owned	412	476
Bank owned life insurance and annuities	13,568	13,066
Core deposit intangible	254	299
Goodwill	2,046	2,046
Accrued interest receivable and other assets	4,946	6,227

Total assets	$435,753	$442,109

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$60,696	$55,030
Interest bearing	316,094	322,367

Total deposits	376,790	377,397
Securities sold under agreements to repurchase	3,314	3,207
Long-term debt	—	5,000
Other interest bearing liabilities	1,200	1,146
Accrued interest payable and other liabilities	4,473	4,756

Total liabilities	385,777	391,506
Stockholders’ Equity:
Preferred stock, no par value:
Authorized — 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized — 20,000,000 shares
Issued — 4,745,826 shares
Outstanding —
4,257,765 shares at December 31, 2010; 4,337,587 shares at December 31, 2009	4,746	4,746
Surplus	18,354	18,315
Retained earnings	37,868	36,478
Accumulated other comprehensive loss	(1,465)	(805)
Cost of common stock in Treasury:
488,061 shares at December 31, 2010; 408,239 shares at December 31, 2009	(9,527)	(8,131)

Total stockholders’ equity	49,976	50,603

Total liabilities and stockholders’ equity	$435,753	$442,109

(1)	Unaudited

(2)	Derived from audited financial statements; does not include footnote disclosures.

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, Dollar amounts in thousands, except share data)

	For the Quarter Ended
	December 31,	September 30,
	2010	2010
Interest income:
Loans, including fees	$4,781	$4,824
Taxable securities	220	257
Tax-exempt securities	232	245
Federal funds sold	3	3
Other interest income	9	10

Total interest income	5,245	5,339

Interest expense:
Deposits	1,233	1,288
Securities sold under agreements to repurchase	1	1
Long-term debt	—	29
Other interest bearing liabilities	3	2

Total interest expense	1,237	1,320

Net interest income	4,008	4,019
Provision for loan losses	104	70

Net interest income after provision for loan losses	3,904	3,949

Noninterest income:
Trust fees	78	90
Customer service fees	324	335
Earnings on bank-owned life insurance and annuities	117	133
Commissions from sales of non-deposit products	57	80
Income from unconsolidated subsidiary	71	60
Securities impairment charge	—	(40)
Gain on sale or call of securities	—	4
Gain on sales of other assets	43	30
Other noninterest income	261	244

Total noninterest income	951	936

Noninterest expense:
Employee compensation expense	1,226	1,232
Employee benefits	383	363
Occupancy	247	243
Equipment	162	148
Data processing expense	320	366
Director compensation	74	88
Professional fees	158	128
Taxes, other than income	90	124
FDIC Insurance premiums	99	138
Amortization of intangibles	11	11
Other noninterest expense	348	317

Total noninterest expense	3,118	3,158

Income before income taxes	1,737	1,727
Provision for income taxes	433	442

Net income	$1,304	$1,285

Earnings per share
Basic	$0.31	$0.30
Diluted	$0.31	$0.30
Cash dividends declared per share	$0.21	$0.21

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(in thousands, except share data)

	(1)	(1)	(1)	(2)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Interest income:
Loans, including fees	$4,781	$5,116	$19,537	$20,787
Taxable securities	220	254	973	1,163
Tax-exempt securities	232	288	1,016	1,152
Federal funds sold	3	11	10	158
Other interest income	9	1	38	8

Total interest income	5,245	5,670	21,574	23,268

Interest expense:
Deposits	1,233	1,647	5,387	7,116
Securities sold under agreements to repurchase	1	—	3	2
Short-term borrowings	—	—	1	1
Long-term debt	—	35	99	140
Other interest bearing liabilities	3	4	12	20

Total interest expense	1,237	1,686	5,502	7,279

Net interest income	4,008	3,984	16,072	15,989
Provision for loan losses	104	250	741	627

Net interest income after provision for loan losses	3,904	3,734	15,331	15,362

Noninterest income:
Trust fees	78	108	378	361
Customer service fees	324	438	1,428	1,673
Earnings on bank-owned life insurance and annuities	117	96	510	444
Commissions from sales of non-deposit products	57	122	358	446
Income from unconsolidated subsidiary	71	71	250	217
Securities impairment charge	—	—	(40)	(226)
Gain on sale or calls of securities	—	17	31	17
Gain (Loss) on sales of other assets	43	(19)	79	(19)
Prior period income from insurance sales	—	—	—	323
Other noninterest income	261	235	940	935

Total noninterest income	951	1,068	3,934	4,171

Noninterest expense:
Employee compensation expense	1,226	1,259	5,052	4,958
Employee benefits	383	421	1,565	1,667
Occupancy	247	247	939	940
Equipment	162	139	565	612
Data processing expense	320	331	1,397	1,325
Director compensation	74	98	335	416
Professional fees	158	91	515	392
Taxes, other than income	90	96	469	476
FDIC Insurance premiums	99	108	534	634
Amortization of intangibles	11	11	45	45
Other noninterest expense	348	308	1,304	1,154

Total noninterest expense	3,118	3,109	12,720	12,619

Income before income taxes	1,737	1,693	6,545	6,914
Provision for income taxes	433	450	1,630	1,808

Net income	$1,304	$1,243	$4,915	$5,106

Earnings per share
Basic	$0.31	$0.29	$1.14	$1.18
Diluted	$0.31	$0.29	$1.14	$1.18
Cash dividends declared per share	$0.21	$0.20	$0.82	$0.78
Weighted average basic shares outstanding	4,267,847	4,342,587	4,297,443	4,341,097
Weighted average diluted shares outstanding	4,271,225	4,346,353	4,300,966	4,345,236

(1)	Unaudited

(2)	Derived from audited financial statements; does not include footnote disclosures.